EXHIBIT Q

OUTSTANDING SHARES AS OF NOVEMBER 30, 2006

Fund	Number of Outstanding Shares
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Income Fund
Class A Shares	1,730,846,566.05
Class B Shares	42,433,305.80
Class C Shares	80,992,970.91
Advisor Class Shares	10,918,681.14
Total	1,865,191,523.91

Franklin California Tax-Free Trust
Franklin California Insured Tax-Free Income Fund
Class A Shares	141,936,507.39
Class B Shares	5,233,955.40
Class C Shares	10,662,415.37
Total	157,832,878.16

Franklin California Intermediate-Term Tax-Free Income Fund
Class A Shares	39,425,235.85
Class C Shares	2,387,733.84
Total	41,812,969.69

Franklin California Limited-Term Tax-Free Income Fund
Total	1,088,543.67

Franklin California Tax-Exempt Money Fund
Total	661,888,929.33

Franklin Capital Growth Fund
Class A Shares	74,774,737.14
Class B Shares	5,742,398.50
Class C Shares	11,729,272.83
Class R Shares	2,827,094.84
Advisor Class Shares	31,258,839.33
Total	126,332,342.65

Franklin Custodian Funds, Inc.
Franklin DynaTech Fund
Class A Shares	21,718,396.64
Class B Shares	700,001.07
Class C Shares	2,727,333.29
Total	25,145,731.01

Franklin Growth Fund
Class A Shares	43,204,681.02
Class B Shares	3,195,201.26
Class C Shares	7,263,428.36

Fund	Number of Outstanding Shares
Class R Shares	977,300.25
Advisor Class Shares	7,063,230.68
Total	61,703,841.58

Franklin Income Fund
Class A Shares	10,789,757,398.40
Class B Shares	1,448,073,352.15
Class B1 Shares	176,281,795.49
Class C Shares	4,895,587,399.17
Class R Shares	76,111,840.22
Advisor Class Shares	1,617,629,544.88
Total	19,003,441,330.30

Franklin U.S. Government Securities Fund
Class A Shares	814,504,462.85
Class B Shares	58,654,125.73
Class C Shares	65,397,833.62
Class R Shares	11,358,256.41
Advisor Class Shares	60,994,713.58
Total	1,010,909,392.19

Franklin Utilities Fund
Class A Shares	147,804,669.65
Class B Shares	10,198,297.30
Class C Shares	30,325,261.38
Class R Shares	2,268,707.86
Advisor Class Shares	6,138,794.94
Total	196,735,731.12

Franklin Global Trust
Fiduciary Large Capitalization Growth and Income Fund
Total	13,263,184.16

Fiduciary Small Capitalization Equity Fund
Total	1,458,090.34

Franklin Global Real Estate Fund
Class A Shares	986, 859.00
Class C Shares	158,983.13
Advisor Class Shares	1,364,564.38
Total	2,510,406.51

Franklin International Smaller Companies Growth Fund
Total	1,398,303.61

Franklin Templeton Core Fixed Income Fund
Total	2,469,641.98

Franklin Templeton Core Plus Fixed Income Fund
Total	9,252,400.24

Fund	Number of Outstanding Shares
Franklin Templeton Emerging Market Debt Opportunities Fund
Total	3,891,388.06

Franklin Templeton High Income Fund
Total	715,577.11

Franklin Gold and Precious Metals Fund
Class A Shares	28,665,987.82
Class B Shares	1,974,884.02
Class C Shares	7,007,539.82
Advisor Class Shares	1,926,439.02
Total	39,574,850.69

Franklin High Income Trust
Franklin High Income Fund
Class A Shares	1,039,733,134.90
Class B Shares	84,380,638.10
Class C Shares	172,586,275.98
Class R Shares	7,404,235.12
Advisor Class Shares	20,057,755.25
Total	1,324,162,039.35

Franklin Investors Securities Trust
Franklin Adjustable U.S. Government Securities Fund
Class A Shares	41,118,453.85
Class C Shares	3,976,024.50
Total	45,094,478.34

Franklin Balanced Fund
Class A Shares	1,670,905.44
Class C Shares	25,901.42
Class R Shares	1,000.00
Advisor Class Shares	27,967.25
Total	1,725,774.11

Franklin Convertible Securities Fund
Class A Shares	41,811,280.83
Class C Shares	15,935,108.35
Total	57,746,389.19

Franklin Equity Income Fund
Class A Shares	32,631,839.55
Class B Shares	2,274,190.76
Class C Shares	7,600,711.63
Class R Shares	827,244.39
Total	43,333,986.33

Fund	Number of Outstanding Shares
Franklin Floating Rate Daily Access Fund
Class A Shares	170,446,077.19
Class B Shares	5,974,182.96
Class C Shares	38,039,833.04
Advisor Class Shares	4,332,373.85
Total	218,792,467.04

Franklin Limited Maturity U.S. Government Securities Fund
Class A Shares	21,011,021.44
Advisor Class Shares	2,298,219.04
Total	23,309,240.48

Franklin Low Duration Total Return Fund
Class A Shares	208,391.45

Franklin Real Return Fund
Class A Shares	3,133,341.85
Advisor Class Shares	1,771,371.72
Total	4,904,713.57

Franklin Total Return Fund
Class A Shares	41,935,163.36
Class B Shares	2,123,605.53
Class C Shares	4,807,988.00
Class R Shares	3,139,269.79
Advisor Class Shares	22,574,810.92
Total	74,580,837.60

Franklin Managed Trust
Franklin Rising Dividends Fund
Class A Shares	49,960,125.15
Class B Shares	7,977,519.52
Class C Shares	16,124,800.21
Class R Shares	1,365,913.41
Advisor Class Shares	846,553.97
Total	76,274,912.26

Franklin Municipal Securities Trust
Franklin California High Yield Municipal Fund
Class A Shares	116,112,839.31
Class B Shares	2,711,790.32
Class C Shares	22,251,736.69
Advisor Class Shares	13,259.93
Total	141,089,626.25

Franklin Tennessee Municipal Bond Fund
Class A Shares	14,018,243.58

Fund	Number of Outstanding Shares
Franklin Mutual Recovery Fund
Class A Shares	9,746,206.54
Class B Shares	318,359.57
Class C Shares	4,771,281.88
Advisor Class Shares	7,461,902.23
Total	22,297,750.32

Franklin Mutual Series Fund Inc.
Mutual Beacon Fund
Class A Shares	119,567,846.74
Class B Shares	11,485,884.78
Class C Shares	46,220,179.02
Class Z Shares	216,773,941.46
Total	394,047,852.00

Mutual Discovery Fund
Class A Shares	191,079,746.95
Class B Shares	8,985,105.90
Class C Shares	71,110,679.49
Class R Shares	5,556,649.24
Class Z Shares	126,645,365.36
Total	403,377,546.93

Mutual European Fund
Class A Shares	36,713,951.74
Class B Shares	2,502,424.82
Class C Shares	11,684,823.43
Class Z Shares	38,795,356.39
Total	89,696,556.39

Mutual Financial Services Fund
Class A Shares	22,107,305.65
Class B Shares	1,905,118.24
Class C Shares	9,029,979.63
Class Z Shares	8,490,394.12
Total	41,532,797.63

Mutual Qualified Fund
Class A Shares	42,847,275.64
Class B Shares	3,366,589.66
Class C Shares	18,362,366.67
Class Z Shares	181,367,920.93
Total	245,944,152.90

Mutual Shares Fund
Class A Shares	238,244,472.15
Class B Shares	24,670,082.58
Class C Shares	86,797,420.14
Class R Shares	6,666,490.92
Class Z Shares	413,116,362.16
Total	69,494,827.94

Fund	Number of Outstanding Shares
Franklin New York Tax-Free Income Fund
Class A Shares	372,599,423.61
Class B Shares	16,831,508.17
Class C Shares	21,407,257.93
Advisor Class Shares	4,050,039.79
Total	414,888,229.50

Franklin New York Tax-Free Trust
Franklin New York Insured Tax-Free Income Fund
Class A Shares	28,517,550.59
Class C Shares	3,868,193.54
Total	32,385,744.13

Franklin New York Intermediate-Term Tax-Free Income Fund
Class A Shares	20,029,022.71
Class C Shares	1,107,030.91
Total	21,136,053.61

Franklin New York Limited-Term Tax-Free Income Fund
Total	810,781.24

Franklin New York Tax-Exempt Money Fund
Total	61,352,792.04

Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund
Class A Shares	27,519,742.38
Class B Shares	2,179,770.34
Class C Shares	5,866,342.20
Advisor Class Shares	1,631,072.76
Total	35,565,854.92

Franklin Strategic Mortgage Portfolio
Total	29,782,040.32

Franklin Strategic Series
Franklin Aggressive Growth Fund
Class A Shares	5,957,261.29
Class B Shares	1,009,167.37
Class C Shares	1,686,174.88
Class R Shares	402,561.47
Advisor Class Shares	4,493,718.83
Total	13,548,883.84

Franklin Biotechnology Discovery Fund
Total	7,944,936.15

Fund	Number of Outstanding Shares
Franklin Blue Chip Fund
Class A Shares	9,747,978.22
Class B Shares	1,236,030.50
Class C Shares	2,063,283.24
Class R Shares	326,372.83
Total	13,373,664.78

Franklin Flex Cap Growth Fund
Class A Shares	47,478,378.97
Class B Shares	3,157,069.67
Class C Shares	9,157,861.77
Class R Shares	1,993,640.44
Advisor Class Shares	7,020,458.16
Total	68,807,409.01

Franklin Global Communications Fund
Class A Shares	5,816,360.28
Class B Shares	304,790.37
Class C Shares	985,477.00
Total	7,106,598.65

Franklin Global Health Care Fund
Class A Shares	4,300,414.89
Class B Shares	515,730.46
Class C Shares	1,157,588.28
Total	5,973,733.63

Franklin Natural Resources Fund
Class A Shares	11,559,298.90
Class C Shares	726,024.33
Advisor Class Shares	1,166,467.28
Total	13,451,790.40

Franklin Small Cap Growth Fund II
Class A Shares	41,581,553.67
Class B Shares	7,190,986.40
Class C Shares	10,225,961.54
Class R Shares	441,972.21
Advisor Class Shares	23,383,678.04
Total	82,824,151.86

Franklin Small-Mid Cap Growth Fund
Class A Shares	140,998,268.70
Class B Shares	833,468.35
Class C Shares	17,089,703.33
Class R Shares	2,947,255.30
Advisor Class Shares	17,981,747.76
Total	179,850,443.45

Fund	Number of Outstanding Shares
Franklin Strategic Income Fund
Class A Shares	118,513,943.74
Class B Shares	10,112,256.43
Class C Shares	33,663,231.86
Class R Shares	4,464,103.17
Advisor Class Shares	5,192,121.04
Total	171,945,656.24

Franklin Technology Fund
Class A Shares	5,613,175.21
Class B Shares	692,453.13
Class C Shares	1,682,629.15
Class R Shares	799,161.68
Advisor Class Shares	486,158.00
Total	9,273,577.16

Franklin U.S. Long-Short Fund
Total	1,991,089.19

Franklin Tax-Free Trust
Franklin Alabama Tax-Free Income Fund
Class A Shares	21,186,952.26
Class C Shares	3,303,209.47
Total	24,490,161.73

Franklin Arizona Tax-Free Income Fund
Class A Shares	81,962,803.42
Class B Shares	1,907,551.65
Class C Shares	4,981,276.81
Total	88,851,631.88

Franklin Colorado Tax-Free Income Fund
Class A Shares	34,433,965.64
Class C Shares	4,066,923.32
Total	38,500,888.96

Franklin Connecticut Tax-Free Income Fund
Class A Shares	26,654,966.86
Class C Shares	4,558,942.58
Total	31,213,909.44

Franklin Double Tax-Free Income Fund
Class A Shares	33,810,577.34
Class C Shares	4,696,713.95
Total	38,507,291.29

Franklin Federal Intermediate-Term Tax-Free Income Fund
Class A Shares	51,098,503.44
Class C Shares	2,510,157.53
Total	53,608,660.96

Fund	Number of Outstanding Shares
Franklin Federal Limited-Term Tax-Free Income Fund
Total	2,140,226.92

Franklin Florida Insured Tax-Free Income Fund
Total	16,009,220.12

Franklin Florida Tax-Free Income Fund
Class A Shares	125,988,988.48
Class B Shares	5,095,891.28
Class C Shares	11,951,865.26
Total	143,036,745.02

Franklin Georgia Tax-Free Income Fund
Class A Shares	18,113,121.28
Class C Shares	4,027,778.45
Total	22,140,899.73

Franklin High Yield Tax-Free Income Fund
Class A Shares	478,230,756.35
Class B Shares	20,454,190.85
Class C Shares	66,717,012.84
Advisor Class Shares	2,881,031.19
Total	568,282,991.23

Franklin Insured Tax-Free Income Fund
Class A Shares	145,551,206.09
Class B Shares	6,956,057.60
Class C Shares	11,380,368.46
Total	163,887,632.06

Franklin Kentucky Tax-Free Income Fund
Total	12,559,361.02

Franklin Louisiana Tax-Free Income Fund
Class A Shares	18,145,771.35
Class C Shares	2,196,753.68
Total	20,342,525.03

Franklin Maryland Tax-Free Income Fund
Class A Shares	33,968,148.40
Class C Shares	5,843,087.20
Total	39,811,235.60

Franklin Massachusetts Insured Tax-Free Income Fund
Class A Shares	38,093,463.16
Class C Shares	4,923,117.20
Total	43,016,580.35

Fund	Number of Outstanding Shares
Franklin Michigan Insured Tax-Free Income Fund
Class A Shares	102,502,849.90
Class B Shares	3,790,465.86
Class C Shares	10,171,079.73
Total	116,464,395.49

Franklin Minnesota Insured Tax-Free Income Fund
Class A Shares	44,127,016.34
Class C Shares	5,221,117.16
Total	49,348,133.50

Franklin Missouri Tax-Free Income Fund
Class A Shares	48,585,275.18
Class C Shares	5,584,758.38
Total	54,170,033.56

Franklin New Jersey Tax-Free Income Fund
Class A Shares	80,141,935.96
Class B Shares	6,038,251.86
Class C Shares	12,374,679.04
Total	98,554,866.86

Franklin North Carolina Tax-Free Income Fund
Class A Shares	48,127,511.71
Class C Shares	9,047,136.60
Total	57,174,648.30

Franklin Ohio Insured Tax-Free Income Fund
Class A Shares	75,558,884.13
Class B Shares	4,176,785.47
Class C Shares	10,942,408.43
Total	90,678,078.03

Franklin Oregon Tax-Free Income Fund
Class A Shares	56,193,071.39
Class C Shares	7,243,874.11
Total	63,436,945.50

Franklin Pennsylvania Tax-Free Income Fund
Class A Shares	70,469,654.14
Class B Shares	4,211,085.56
Class C Shares	9,291.774.09
Total	83,972,513.78

Franklin Virginia Tax-Free Income Fund
Class A Shares	41,193,856.21
Class C Shares	4,698,878.00
Total	45,892,734.21

Fund	Number of Outstanding Shares
Franklin Templeton Fund Allocator Series
Franklin Templeton Conservative Target Fund
Class A Shares	14,214,049.92
Class B Shares	488,783.82
Class C Shares	5,592,439.12
Class R Shares	1,065,277.57
Advisor Class Shares	110,814.48
Total	21,471,364.91

Franklin Templeton Corefolio Allocation Fund
Class A Shares	31,549,773.89
Class B Shares	5,402,012.43
Class C Shares	11,657,120.29
Class R Shares	175,495.65
Advisor Class Shares	207,959.45
Total	48,992,361.72

Franklin Templeton Founding Funds Allocation Fund
Class A Shares	480,113,785.72
Class B Shares	53,207,247.53
Class C Shares	246,324,836.08
Class R Shares	1,621,347.68
Advisor Class Shares	1,456,188.92
Total	782,832,405.93

Franklin Templeton Growth Target Fund
Class A Shares	19,995,544.45
Class B Shares	536,575.96
Class C Shares	7,635,380.26
Class R Shares	1,636,108.05
Advisor Class Shares	294,135.38
Total	30,097,744.09

Franklin Templeton Moderate Target Fund
Class A Shares	27,992,102.90
Class B Shares	802,536.18
Class C Shares	9,546,726.06
Class R Shares	2,196,796.42
Advisor Class Shares	444,056.65
Total	40,982,218.21

Franklin Templeton Perspectives Allocation Fund
Class A Shares	14,013,320.96
Class C Shares	5,133,600.40
Class R Shares	114,420.95
Advisor Class Shares	146,549.32
Total	19,407,891.37

Fund	Number of Outstanding Shares
Franklin Templeton 2015 Retirement Target Fund
Class A Shares	126,786.87
Class C Shares	4,320.55
Class R Shares	1,000.00
Advisor Class Shares	1,847.90
Total	133,955.32

Franklin Templeton 2025 Retirement Target Fund
Class A Shares	151,885.62
Class C Shares	4,848.59
Class R Shares	1,245.22
Advisor Class Shares	1,028.94
Total	153,140.42

Franklin Templeton 2035 Retirement Target Fund
Class A Shares	102,389.52
Class C Shares	4,846.23
Class R Shares	2,044.06
Advisor Class Shares	5,294.93
Total	114,574.71

Franklin Templeton 2045 Retirement Target Fund
Class A Shares	105,974.45
Class C Shares	3,194.63
Class R Shares	1,054.81
Advisor Class Shares	1,057.86
Total	111,281.74

Franklin Templeton Global Trust
Franklin Templeton Hard Currency Fund
Class A Shares	35,161,010.35
Advisor Class Shares	4,379,236.15
Total	39,540,246.50

Franklin Templeton International Trust
Templeton Foreign Smaller Companies Fund
Class A Shares	15,338,759.93
Class B Shares	340,607.44
Class C Shares	1,368,969.02
Advisor Class Shares	1,742,541.18
Total	18,778,230.02

Templeton Global Long-Short Fund
Class A Shares	11,064,773.96
Class B Shares	2,678,933.69
Advisor Class Shares	290,984.16
Total	14,034,691.80

Fund	Number of Outstanding Shares
Franklin Templeton Money Fund Trust
Franklin Templeton Money Fund
Class B Shares	40,303,836.86
Class C Shares	58,638,437.10
Class R Shares	2,137,243.58
Total	101,079,517.54

Franklin Value Investors Trust
Franklin Balance Sheet Investment Fund
Class A Shares	63,822,287.26
Class B Shares	1,853,875.23
Class C Shares	2,038,719.48
Class R Shares	753,100.81
Advisor Class Shares	4,793,657.87
Total	73,261,640.65

Franklin Large Cap Value Fund
Class A Shares	11,005,192.04
Class B Shares	1,332,681.28
Class C Shares	3,890,868.71
Class R Shares	468,157.19
Advisor Class Shares	121,959.45
Total	16,818,858.67

Franklin MicroCap Value Fund
Class A Shares	11,408,917.51
Advisor Class Shares	155,128.18
Total	11,564,045.69

Franklin MidCap Value Fund
Class A Shares	3,943,780.92
Class C Shares	862,272.18
Class R Shares	39,521.24
Advisor Class Shares	67,837.14
Total	4,913,411.48

Franklin Small Cap Value Fund
Class A Shares	15,592,217.68
Class B Shares	1,808,751.43
Class C Shares	5,604,181.60
Class R Shares	1,311,626.37
Advisor Class Shares	1,282,566.90
Total	25,599,343.98

Institutional Fiduciary Trust
Franklin Cash Reserves Fund
Total	143,024,489.00

Franklin Structured Large Cap Core Equity Fund
Total	275,889.20

Fund	Number of Outstanding Shares
Franklin Structured Large Cap Growth Equity Fund
Total	252,938.92

Money Market Portfolio
Total	3,717,774,051.75

The Money Market Portfolios
The Money Market Portfolio
Total	5,826,613,185.24

Templeton China World Fund
Class A Shares	11,206,802.52
Class B Shares	604,386.95
Class C Shares	4,617,512.73
Advisor Class Shares	9,550,472.39
Total	25,979,174.60

Templeton Developing Markets Trust
Class A Shares	166,161,794.43
Class B Shares	1,905,643.37
Class C Shares	16,817,939.51
Class R Shares	1,339,226.17
Advisor Class Shares	15,225,050.78
Total	201,449,654.26

Templeton Funds, Inc.
Templeton Foreign Fund
Class A Shares	1,026,192,482.03
Class B Shares	17,525,504.97
Class C Shares	113,308,600.03
Class R Shares	16,579,053.89
Advisor Class Shares	167,753,884.94
Total	1,341,359,525.86

Templeton World Fund
Class A Shares	469,154,475.18
Class B Shares	3,525,090.73
Class C Shares	23,063,535.95
Advisor Class Shares	7,967,505.23
Total	503,710,607.09

Templeton Global Smaller Companies Fund
Class A Shares	139,039,986.81
Class B Shares	1,002,930.30
Class C Shares	8,980,879.70
Advisor Class Shares	8,649,906.33
Total	157,673,703.15

Fund	Number of Outstanding Shares
Templeton Income Trust
Templeton Global Bond Fund
Class A Shares	199,000,555.41
Class C Shares	49,242,092.17
Advisor Class Shares	51,468,063.53
Total	299,710,711.10

Templeton Institutional Funds, Inc.
Emerging Markets Series	135,949,701.69

Foreign Equity Series
Primary Shares	257,960,839.67

Foreign Smaller Companies Series	7,363,791.92